Janus Investment Fund

Janus Global Real Estate Fund

Supplement dated March 17, 2017

to Currently Effective Prospectus

This Supplement replaces the Supplement for Janus Global Real Estate Fund dated January 27, 2017 in its entirety.

Approval of New Investment Advisory Agreements and Investment Sub-Advisory Agreement

As previously announced, on October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Janus Global Real Estate Fund (the “Fund”). As a result, the consummation of the Transaction may cause the Fund’s investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the current investment advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Interim Agreement

On December 8, 2016, the Board of Trustees also approved an interim investment advisory agreement between the Fund and Janus Capital. In the event shareholders of the Fund do not approve the new investment advisory agreement prior to the closing of the Transaction, an interim investment advisory agreement will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement. Compensation earned by Janus Capital under the interim investment advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital if shareholders approve the new investment advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of the interim investment advisory agreement are substantially similar to those of the current investment advisory agreement.

Appointment of Henderson Investment Management Limited as Subadviser

In connection with the Transaction, Janus Capital has evaluated its capabilities, the capabilities of the existing subadvisers, and the enhanced capabilities of Janus Henderson upon the closing of the Transaction. With respect to the Fund, Janus Capital determined that it would be in the best interest of the Fund to draw upon the combined resources of Janus Henderson following the Transaction by recommending that Henderson Investment Management Limited (“HIML”) be approved as subadviser to the Fund. Janus Capital believes that HIML provides seasoned resources focused on real estate and expertise with non-U.S. investments that can benefit the Fund.

HIML is a Securities and Exchange Commission registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson and serves as investment subadviser to several mutual funds offered by Henderson. No changes to the investment objectives, policies, or restrictions of the Funds are anticipated in connection with the appointment of HIML as subadviser.

In connection with Janus Capital’s recommendation that HIML be appointed subadviser to the Fund, on December 8, 2016, the Board of Trustees approved, subject to shareholder approval, an investment sub-advisory agreement between Janus Capital and HIML with respect to the Fund pursuant to which HIML, as subadviser, would be responsible for the day-to-day management of a portion of the investment operations of the Fund, subject to the general oversight of Janus Capital, and Janus Capital would continue to be responsible for the day-to-day management of a portion of the investment operations of the Fund.

Since that time, Janus Capital has continued to evaluate its capabilities and the enhanced capabilities of Janus Henderson upon the closing of the Transaction. With respect to the Fund, Janus Capital has determined that it would be in the best interests of the Fund for HIML, if approved as subadviser, to be responsible for the day-to-day management of the entire investment portfolio of the Fund, pursuant to a revised investment subadvisory agreement.

On March 14, 2017, the Fund’s Board of Trustees approved a revised investment subadvisory agreement between Janus Capital and HIML. If approved by shareholders, HIML would become subadviser to the Fund upon the closing of the Transaction. The Transaction is subject to shareholder and regulatory approvals. HIML would be responsible for the day-to-day management of the investment operations of the Fund, subject to the general oversight of Janus Capital. Janus Capital would pay HIML a subadvisory fee from its investment advisory fee for managing the Fund.

Portfolio Managers. Guy Barnard, Co-Head of HIML’s Global Property Equities Team, and Tim Gibson, Co-Head of HIML’s Global Property Equities Team would serve as the Fund’s portfolio managers.

Guy Barnard joined Henderson in 2006 as an analyst with the Property Equities team. He became a Fund Manager in 2008, deputy head of Global Property Equities in 2012, and Co-Head of Global Property Equities in 2014. Mr. Barnard began his career within the Financial Control function at UBS where he spent three years. Mr. Barnard holds a First Class BSc (Hons) degree in Mathematics and Management from Loughborough University and holds the Chartered Financial Analyst designation.

Tim Gibson joined Henderson in 2011 as Co-Head of Global Property Equities. Before joining Henderson, Mr. Gibson was a European fund manager at AMP Capital Brookfield, responsible for portfolio construction and execution of an indirect real estate fund. Prior to this, Mr. Gibson was an analyst for Morgan Stanley in their European Real Estate Investment Team, in London and Amsterdam. Mr. Gibson holds an MA (Hons) in Economics from St Andrews University, Scotland, and received the Robert Trent Jones Scholarship to the University of Western Ontario, Canada.

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Shareholders of record of the Fund as of December 29, 2016, received a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Please retain this Supplement with your records.